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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-2213

                          Castle Convertible Fund, Inc.
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code:212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORT(S) TO STOCKHOLDERS.

Dear Shareholders,

Looking back on the fiscal year that ended October 31, 2006, we were reminded of the famous quotation from Shakespeare's The Tempest: "O Wonder! How many goodly creatures are there here! How beauteous mankind is! O brave new world that has such people in't!"

"Brave New World" strikes us as a good metaphor for where U.S. investors find themselves today. Early in 2006, Federal Reserve Chairman Ben Bernanke discussed his own uncertainty about the "conundrum" of why long-term interest rates weren't moving in sync with short-term rates. If Bernanke, a skilled and experienced economist and policymaker, is perplexed about the world today, it is hardly surprising that so many investors are feeling unsettled. More than at any point in recent memory, the data that most of us use to gauge the health or weakness of the economy and the markets offers little clarity. Inflation was a concern, and then it wasn't; the job market was strong statistically, yet people seem concerned about employment; corporate profits have accelerated at a double-digit pace, yet the markets have held back. And overall, Wall Street pundits and U.S. investors spent a good part of the year worrying and waiting for a "Tempest" that never came.

One reason for the confusion, in our view, is that today's economic reality reflects an international macro-economy, not just a national one. But there are few metrics to track global data the way the major U.S. indicators track our national economy. A few economists, market mavens, and commentators have begun to grapple with this issue, but until systems can be created that do effectively gauge factors such as global inflation or global labor data, U.S. investors may feel like Shakespeare's Miranda, washed up on the shores of an uncharted, potentially dangerous island--with no overarching point of reference and a profound sense of unease.

Take inflation. While gas prices soared until the summer, they came down after. Home prices also began to soften, and in some regions of the country, plummet. The earlier increase in both was widely felt by most consumers to be proof of inflation, and for most people, it was. But statistically, it was a different matter. Gasoline prices are not included in so-called "core inflation," and home prices aren't either. Even core inflation is a strange statistic, because nearly one-third of the core index is made up of "owner's equivalent rent"--a component that reflects potential homebuyers who choose to rent during a cooling housing market, while waiting for a more opportune time to buy. As this group grew in the early months of the year, demand for rental units increased, and rents went up. That meant that inflation readings went up as well, largely because home prices didn't! And to add insult to injury, the rise in inflation was triggered by the Fed raising rates--which meant that the very act of increasing interest rates to contain inflation was instead causing it. No wonder there has been such unease.

But as in Shakespeare's brave new world, unease sits side by side with opportunities. Today's better companies are much farther ahead in their thinking and planning than most countries and governments--think Prospero and his bag of magic tricks. Because of the imperatives of competition and the demands of the market, they are constantly innovating and changing their business models. In fact, in our view, the best way a modern investor can stay informed is to follow what the better managed companies do: ignore trends, and look at investments on a case-by-case corporate basis. (And of course, today's interested investors have a remarkable tool for this research:
the Internet. O Brave New World, indeed.)

Apart from the ongoing tectonic shifts, 2006 saw a number of milestones nationally and globally. In early October, the Dow Jones Industrial Averagei broke 12,000 for the first time and showed no signs of retreating. In later October, the Industrial & Commercial Bank of China held the world's largest IPO ever, raising more than $21 billion in its initial public offering, most of it from foreign institutional investors, which was yet one more sign that China has emerged as the second engine of international growth, one which is directly impacting a majority of the dynamic growth companies that we focus on.

And spurring the U.S. equity markets to their fall rally was one of the year's most significant developments, when the Federal Open Market Committee decided on August 8th to stop raising interest rates after 17 consecutive hikes dating back to June 2004. For the first half of the year, relentless scrutiny of whether or not the Fed would ever pause was actually obscuring what the better companies were doing, and impeding multiple expansion. To the relief of U.S. pundits, investors, and the equity markets in general the Fed continued to hold steady at 5.25% for the remainder of the year, and we believe that rates are not likely to rise in the foreseeable future. The fact that the 10-year Treasury, at about 4.5% is trading at the same level it was when the Fed began in 2004, is yet another sign that the global market is determining the economic landscape more than any one central bank--even one as powerful as the Federal Reserve.

What has been most surprising this year is how strong corporate earnings have remained; and even though U.S. equity markets have risen they have still lagged earnings. The companies of the S&P 500 Indexii have registered earnings growth in the high teens--not to mention having increased almost 75% over the past five years--while the S&P 500 itself was up approximately 12% year-to-date through October 31. The major U.S. indices have fared about the same, with the Nasdaqiii weaker. The result has been a steady compression of valuations, with the forward price to earnings multiple for the S&P 500 going from over 18X in 2002 to just over 14X in 2006, a compression of nearly 25%.

One other positive for the U.S market occurred just after the end of our fiscal year, namely the fall congressional elections. The uncertainty about the outcome was for a time a headwind, and judging by the upward move of the markets after, investors were apparently relieved by the outcome--not the victory of the Democrats necessarily, but rather the end of the flurry of debates. Soon enough attention will turn to the presidential election of 2008, but for a while at least, politics will be less of a distraction.

As for our outlook for 2007: more of the same. We expect the gap between how the U.S. economy is doing (fine but not spectacular) and how innovative growth companies are doing (extremely well) to continue. We also expect the international economy to benefit U.S. companies that are competing in the global marketplace, even as all of us continue to grapple with the unknowns of the new and evolving landscape.

Portfolio Matters

During the course of the year, the Federal Reserve ended its campaign of tighter monetary policy as the economy slowed and signs of rising inflation expectations began to abate. The effect of six 25 basis point increases in the overnight target lending rate over the year caused an inversion in the U.S. Yield Curve as the 2 year Treasury yield rose 32 basis points and longer interest rates remained relatively unchanged. Corporate returns outpaced Treasuries and U.S. Agency returns on the heels of solid balance sheets and a relatively benign interest rate environment.

The Castle Convertible Fund posted an NAV return of 10.80% for the fiscal year ending October 31, 2006 versus the Merrill Lynch All-Convertible Indexiv return of 13.07%.

In Summary

Shakespeare's The Tempest ended with kings and navigators leaving an old, brittle world behind, and looking towards a new world of possibilities and rewards. We are all in that position today, heading towards an uncertain future laden with unknowns and opportunities. At Alger, we are as passionate about investing and about discovering innovative, dynamic companies as we have been for the past four de-cades. And as the year comes to a close, we thank you for the trust you place in us and for joining us as we explore this brave new world.

Respectfully submitted,

/s/ Daniel C. Chung                     /s/ Zachary Karabell

Daniel C. Chung                         Zachary Karabell
Chief Investment Officer                Chief Economist

December 6, 2006

i The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.
ii Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.
iii Nasdaq is an index of 4000 domestic and non-U.S. companies listed on the Nasdaq stock market.
iv The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

Investors can not invest directly in an index.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund.

The views and opinions of the Fund's management in this report are as of the date of the Shareholder letter and are subject to change at any time. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable, however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments which is included in this report for a complete list of fund holdings as of October 31, 2006.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

Before investing in the Castle Convertible Fund, investors should consider the Fund's investment objective, risks and charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at (800) 992-3863, or visiting our website at www.alger.com, or contacting the Fund's distributor, Fred Alger & Company, Incorporated, 111 Fifth Avenue, New York 10003. Read the prospectus carefully before investing.

Principal     Corporate Convertible
 Amount        Bonds--55.3%                                            Value
-------------------------------------------------------------------------------
              AEROSPACE & DEFENSE--1.2%
$  250,000    Alliant Techsystems Inc., 2.75%, 9/15/11(a).....      $   252,500
   500,000    L-3 Communications Holdings, 3.00%, 8/1/35......          520,625
                                                                    -----------
                                                                        773,125
                                                                    -----------
              AIRLINES--.8%
   500,000    JetBlue Airways Corporation, 3.75%, 3/15/35.....          506,250
                                                                    -----------
              BIOTECHNOLOGY--2.2%
   250,000    Cubist Pharmaceuticals, Inc.*, 2.25%, 6/15/13...          248,438
   500,000    Protein Design Labs, 2.75%, 8/16/23.............          590,625
   500,000    Protein Design Labs, 2.00%, 2/15/12(a)..........          545,625
                                                                    -----------
                                                                      1,384,688
                                                                    -----------
              BUSINESS SERVICES--1.7%
 1,000,000    Quanta Services Inc., 3.75%, 4/30/26(a).........        1,091,250
                                                                    -----------
              COMMERCIAL BANKS--1.6%
 1,000,000    Wells Fargo & Co. Sr. Global, 5.239%, 5/1/33....        1,011,250
                                                                    -----------
              COMPUTERS & PERIPHERALS--.4%
   250,000    SanDisk Corporation, 1.00%, 5/15/13.............          227,812
                                                                    -----------
              CONSUMER FINANCE--1.5%
 1,000,000    CompuCredit Corporation, 5.875%, 11/30/35(a)....          972,500
                                                                    -----------
              CONSUMER PRODUCTS--.8%
   500,000    Ceradyne, Inc., 2.875%, 12/15/35................          515,625
                                                                    -----------

              DIVERSIFIED FINANCIAL SERVICES--1.6%
 1,000,000    Lehman Brothers Holdings Inc., 1.00%, 3/23/09...        1,010,200
                                                                    -----------
              DIVERSIFIED TELECOMMUNICATION SERVICES--4.5%
 1,500,000    Broadwing Corporation, 3.125%, 5/15/26(a).......        1,689,375
 1,000,000    Level 3 Communication Inc., 3.50%, 6/15/12......        1,197,500
                                                                    -----------
                                                                      2,886,875
                                                                    -----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS--2.4%
 1,000,000    Avnet Inc., 2.00%, 3/15/34......................          995,000
   500,000    WESCO International, Inc., 1.75%, 11/15/26(a)...          509,375
                                                                    -----------
                                                                      1,504,375
                                                                    -----------
              ENERGY EQUIPMENT & SERVICES--2.6%
 1,000,000    Core Laboratories, L.P. 0.25%, 10/31/11(a)......          997,500
   550,000  Pride International Inc., 3.25%, 5/1/33(a)........          668,250
                                                                    -----------
                                                                      1,665,750
                                                                    -----------
              HEALTH CARE--.8%
   500,000    Apria Healthcare Group Inc., Cv. Senior Note,
               3.375%, 9/1/33.................................          496,250
                                                                    -----------
              HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
 1,000,000    Nektar Therapeutics, 3.25%, 9/28/12(a)..........          996,250
                                                                    -----------
              HEALTH CARE PROVIDERS & SERVICES--2.9%
 1,000,000    Health Management Associates, 1.50%, 8/1/23.....        1,016,250
   500,000    Manor Care, Inc., 2.00%, 6/1/36(a)..............          543,750
   250,000    Manor Care, Inc., 2.125%, 8/1/35................          290,937
                                                                    -----------
                                                                      1,850,937
                                                                    -----------
              MACHINERY--2.5%
 1,500,000    Trinity Industries, Inc., 3.875%, 6/1/36........        1,560,000
                                                                    -----------
              MANUFACTURING--1.6%
 1,000,000    Millipore Corporation, 3.75%, 6/1/26(a).........        1,032,500
                                                                    -----------
              MEDIA--3.8%
 1,350,000    Liberty Media Corporation, Senior Exchangeable
               Deb., 3.50%, 1/15/31...........................        1,414,125
   725,000    Regal Entertainment Group, Cv. Notes, 3.75%,
               5/15/08........................................        1,029,500
                                                                    -----------
                                                                      2,443,625
                                                                    -----------
              MEDICAL DEVICES--1.5%
   500,000    Advanced Medical Optics, 3.25%, 8/1/26..........          489,375
   500,000    Advanced Medical Optics, 3.25%, 8/1/26..........          489,375
                                                                    -----------
                                                                        978,750
                                                                    -----------
              OIL & GAS-1.7%
 1,000,000    Chesapeake Energy Corporation, 2.75%, 11/15/35..        1,087,500
                                                                    -----------
              PHARMACEUTICALS--3.2%
 1,000,000    Watson Pharmaceuticals, 1.75%, 3/15/23..........          931,250
 1,000,000    Wyeth, 5.11%, 1/15/24...........................        1,095,200
                                                                    -----------
                                                                      2,026,450
                                                                    -----------

                                       4

Principal     Corporate Convertible
 Amount        Bonds--(Continued)                                      Value
-------------------------------------------------------------------------------
              REAL ESTATE--3.4%
$  500,000    BrandyWine Operating Partnership, 3.875,
               10/15/26(a)....................................      $   495,313
   250,000    Digital Realty Trust, Inc., 4.125%, 8/15/26(a)..          278,850
 1,000,000    Vornado Reality L.P., 3.875, 4/15/25............        1,356,250
                                                                    -----------
                                                                      2,130,413
                                                                    -----------
              SCIENTIFIC EQUIPMENT & SUPPLIERS--1.7%
 1,000,000    FEI Company, 2.875%, 6/1/13.....................        1,065,000
                                                                    -----------
              SEMICONDUCTORS--1.5%
   500,000    Amkor Technology, Inc., 2.50%, 5/15/11..........          424,375
   500,000    Vishay Intertechnology, 3.625%, 8/1/23..........          498,750
                                                                    -----------
                                                                        923,125
                                                                    -----------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.7%
 1,000,000    LSI Logic Corporation, 4.00%, 5/16/10...........        1,071,250
                                                                    -----------
              SOFTWARE--.9%
   550,000    BEA Systems, Inc.* Cv. Sub. Note, 4.00%,
               12/15/06.......................................          551,375
                                                                    -----------
              SPECIALTY RETAIL--1.9%
 1,000,000    Best Buy Co., Inc., Cv. Sub. Notes, 2.25%,
               1/15/22........................................        1,245,000
                                                                    -----------
              TRANSPORTATON EQUIPMENT--1.6%
 1,000,000    Greenbrier Cos Inc., 2.375%, 5/15/26(a).........        1,048,750
                                                                    -----------
              WIRELESS TELECOMMUNICATION SERVICES--1.7%
 1,100,000    Nextel Communications, Inc., Cv. Senior Notes,
               5.25%, 1/15/10.................................        1,098,625
                                                                    -----------
              Total Corporate Convertible
               Bonds (Cost $33,242,491).......................       35,155,500
                                                                    -----------

              Corporate Bonds--3.4%

              COMMUNICATION TECHNOLOGY--1.8%
 1,100,000    Dobson Communications Corp., 1.50%,
               10/01/2025(a)..................................        1,130,250
                                                                    -----------
              REAL ESTATE--1.6%
 1,000,000    Developers Diversified Realty Corporation,
               3.50%, 8/15/11(a)..............................        1,042,500
                                                                    -----------
              Total Corporate Bonds (Cost $2,092,488).........        2,172,750
                                                                    -----------

  Shares      Preferred Stocks--7.7%                                   Value
-------------------------------------------------------------------------------
              CAPITAL MARKETS--1.0%
    25,000    The Goldman Sachs Group, Inc., 6.20% Pfd. ......      $   641,250
                                                                    -----------
              COMMERCIAL BANKS--2.1%
    40,000    Bank of America Corp., 0.00%, Series E..........        1,002,800
    12,900    Wells Fargo Capital Trust IV, 7.00%, 9/1/31.....          327,144
                                                                    -----------
                                                                      1,329,944
                                                                    -----------
              DIVERSIFIED FINANCIAL SERVICES--1.6%
    40,000    Freddie Mac Perpetual Pfd. .....................        1,024,400
                                                                    -----------
              FINANCE--1.6%
    40,000    Satan Finance Preferred 6.80%, Series(a)........        1,016,000
                                                                    -----------
              REAL ESTATE--1.4%
    20,000    Public Storage Inc., 6.75% Pfd. ................          519,600
    15,000    Public Storage Inc., 7.25% Pfd. ................          375,000
                                                                    -----------
                                                                        894,600
                                                                    -----------
              Total Preferred Stock (Cost $4,823,005).........        4,906,194
                                                                    -----------
              Convertible Preferred
               Securities--17.1%

              CAPITAL MARKETS--1.8%
    13,800    Credit Suisse (USA) Inc. 7.20%, 3/23/07                   945,438
     5,000    Merrill Lynch & Co., Inc. ......................          218,400
                                                                    -----------
                                                                      1,163,838
                                                                    -----------
              DIVERSIFIED FINANCIAL SERVICES--3.8%
    40,000    Citigroup Funding, Inc. Variable Rate...........        1,278,800
    40,000    Lehman Brothers Holdings Inc. Conv. Pfd.,
               6.25% PREM.....................................        1,110,000
                                                                    -----------
                                                                      2,388,800
                                                                    -----------
              ELECTRIC UTILITIES--.5%
     5,000    Entergy Corporation, 7.625%, 2/17/09............          283,750
                                                                    -----------
              INSURANCE--3.7%
     2,000    Alleghany Corporation, 5.75%, 6/15/09...........          591,750
    40,000    MetLife Inc., 6.375%............................        1,195,000
    20,000    Platinum Underwriters Holdings Ltd.,
               6.00%, 2/15/09 Series A........................          592,500
                                                                    -----------
                                                                      2,379,250
                                                                    -----------
              MEDIA--2.4%
    20,000    Comcast Corporation, 7.00%, 9/15/55.............          509,000
    25,000    Comcast Holdings Corp., 2.0%, Exch. Sub.
               Deb., 10/15/29.................................        1,007,000
                                                                    -----------
                                                                      1,516,000
                                                                    -----------

                                       5


  Shares      Convertible Preferred Securities--(Continued)            Value
-------------------------------------------------------------------------------
              OIL & GAS--1.1%
     7,000    Chesapeake Energy Corporation...................      $   700,000
                                                                    -----------
              REAL ESTATE--.8%
    20,000    HRPT Properties Trust, 6.50%, Series D..........          500,000
                                                                    -----------
              RETAIL--2.0%
    20,000    Retail Ventures, Inc.*, 6.625%, 9/15/11.........        1,262,500
                                                                    -----------
              THRIFTS & MORTGAGE FINANCE--1.0%
    11,700    Washington Mutual, Inc., Capital Trust
               2001 Red. Eq. Sec. ............................          641,394
                                                                    -----------
              Total Convertible Preferred
               Securities (Cost $9,940,001)...................       10,835,532
                                                                    -----------

              Mandatory Convertible
               Securities--3.5%

              HEALTH CARE PROVIDERS & SERVICES--1.7%
    20,000    Omnicare Capital Trust I, 4.00%, 6/15/33(b).....        1,077,500
                                                                    -----------
              INSURANCE--.9%
    20,000    IPC Holdings, Ltd., 7.25%, 11/15/08(b)..........          595,000
                                                                    -----------
              PHARMACEUTICALS--.9%
    10,000    Schering-Plough Corporation Peps, 6.00%,
               9/14/07(b).....................................          552,500
                                                                    -----------
              Total Mandatory Convertible
               Securities (Cost $2,157,490)...................        2,225,000
                                                                    -----------

              Common Stocks--14.7%
              CAPITAL MARKETS--1.1%
    15,000    J.P. Morgan Chase & Co. ........................      $   711,600
                                                                    -----------
              COMMERCIAL BANKS--1.3%
    15,000    Bank of America Corporation.....................          808,050
                                                                    -----------

  Shares      Common Stocks--(Continued)                               Value
-------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES--1.4%
    17,500    Citigroup Inc. .................................      $   877,800
                                                                    -----------
              ELECTRIC UTILITIES--5.3%
    14,000    Entergy Corporation.............................        1,201,620
    35,000    TXU Corp. ......................................        2,209,550
                                                                    -----------
                                                                      3,411,170
                                                                    -----------
              INSURANCE--1.2%
    14,704    The Chubb Corporation...........................          781,518
                                                                    -----------
              OIL & GAS--2.6%
    10,000    ConocoPhillips..................................          602,400
    15,000    Royal Dutch Shell, PLC..........................        1,044,300
                                                                    -----------
                                                                      1,646,700
                                                                    -----------
              PHARMACEUTICALS--1.1%
    13,000    GlaxoSmithKline PLC Sponsored ADR#..............          692,250
                                                                    -----------
              RETAIL--.7%
    15,000    Inergy, L.P. ...................................          438,000
                                                                    -----------
              Total Common Stocks (Cost $5,261,812)...........        9,367,088
                                                                    -----------

Principal
  Amount      Short-Term Investments--2.8%
-------------------------------------------------------------------------------
$1,773,000    Federal National Mortgage Association, 4.95%,
               Due 11/1/06 (Cost $1,773,000)..................        1,773,000
                                                                    -----------

Total Investments (Cost $59,290,286).....................   104.5%   66,435,064
Liabilities in Excess of Other Assets....................    (4.5)   (2,862,102)
                                                            -------------------
Net Assets...............................................   100.0%  $63,572,962
                                                            ===================

------------------
*     Non-income producing security.
#     American Depositary Receipts.
(a)   Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 22.5% of net assets of the Fund.
(b)   These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(c)   At October 31, 2006, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $60,220,947 amounted to
      $6,214,117 which consisted of aggregate gross unrealized appreciation of
      $7,534,401 and aggregate gross unrealized depreciation of $1,320,284.

                       See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
PORTFOLIO SUMMARY* (UNAUDITED)
October 31, 2006

           Sectors                                         Value%
           ------------------------------------------------------

           Consumer Discretionary......................     10.2%
           Energy......................................      8.7
           Financials..................................     34.0
           Health Care.................................     17.7
           Industrials.................................      9.4
           Information Technology......................      7.8
           Telecommunication Services..................      8.1
           Utilities...................................      5.8
           Cash and Net Other Assets...................     (1.7)
                                                           ------
                                                           100.0%
                                                           ======

------------------
*     Based on Net Assets.

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS:
  Investments in securities, at value (cost $59,290,286), see
   accompanying schedule of investments...............................                  $66,435,064
  Cash  ..............................................................                          493
  Receivable for investment securities sold...........................                      843,483
  Dividends and interest receivable...................................                      369,036
  Prepaid expenses....................................................                       65,273
                                                                                        -----------
      Total Assets....................................................                   67,713,349

LIABILITIES:
  Payable for investment securities purchased.........................    $4,006,285
  Investment advisory fees payable....................................        41,268
  Directors' fees payable.............................................         4,981
  Accrued expenses....................................................        87,853
                                                                          ----------
      Total Liabilities...............................................                    4,140,387
                                                                                        -----------
NET ASSETS............................................................                  $63,572,962
                                                                                        ===========
Net Asset Value Per Share.............................................                       $28.43
                                                                                             ======

                       See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF OPERATIONS
For the year ended October 31, 2006

INVESTMENT INCOME:
  Income:
    Dividends (net of foreign withholding taxes $4,088)...................                   $1,088,458
    Interest..............................................................                    1,112,852
                                                                                             ----------
      Total Income........................................................                    2,201,310
  Expenses:
    Investment advisory fees--Note 3(a)...................................     $  456,512
    Directors' fees.......................................................         40,000
    Shareholder reports...................................................         48,370
    Custodian and transfer agent fees.....................................         60,788
    Professional fees.....................................................         66,342
    Bookkeeping fees......................................................         18,000
    Miscellaneous.........................................................         42,498
                                                                               ----------
      Total Expenses                                                                            732,510
                                                                                             ----------
NET INVESTMENT INCOME.....................................................                    1,468,800

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments........................................      4,236,375
  Net change in unrealized appreciation (depreciation) on investments.....        747,499
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments.........................                    4,983,874
                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                   $6,452,674
                                                                                             ==========

                       See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                               For the             For the
                                                                             Year Ended          Year Ended
                                                                          October 31, 2006    October 31, 2005
                                                                          ------------------------------------

Net investment income.................................................      $ 1,468,800         $ 1,767,889
Net realized gain on investments......................................        4,236,375           1,793,029
Net change in unrealized appreciation (depreciation) on investments...          747,499             936,927
                                                                            -------------------------------
      Net increase in net assets resulting from operations............        6,452,674           4,497,845
                                                                            -------------------------------

Dividends to Shareholders from:
  Net investment income...............................................       (2,504,320)         (2,414,880)
                                                                            -------------------------------
      Total decrease in net assets....................................        3,948,354           2,082,965

Net  Assets:
  Beginning of year...................................................       59,624,608          57,541,643
                                                                            -------------------------------
  End of year.........................................................      $63,572,962         $59,624,608
                                                                            ===============================

                       See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

                                                                             Year Ended October 31,
                                                            -------------------------------------------------------
                                                              2006        2005        2004        2003        2002
                                                            -------------------------------------------------------

Net asset value, beginning of year......................     $26.67      $25.73      $24.62      $22.56      $25.77
                                                            -------------------------------------------------------
Net investment income...................................       0.66        0.79        0.86        0.81        1.09
Net realized and unrealized gain (loss) on investments..       2.22        1.23        1.27        2.12       (3.17)
                                                            -------------------------------------------------------
Total from investment operations........................       2.88        2.02        2.13        2.93       (2.08)
                                                            -------------------------------------------------------
Dividends from net investment income....................      (1.12)      (1.08)      (1.02)      (0.87)      (1.13)
                                                            -------------------------------------------------------
Net asset value, end of year............................     $28.43      $26.67      $25.73      $24.62      $22.56
                                                            =======================================================
Market value, end of year...............................     $24.83      $22.51      $22.90      $21.75      $20.57
                                                            =======================================================

Total investment return based on market value per
 share..................................................      15.70%       2.91%      10.06%       9.98%     (11.05)%
                                                            =======================================================

Ratios and Supplemental Data:
  Net assets, end of year (000's omitted)...............    $63,573     $59,625     $57,542     $55,045     $50,445
                                                            =======================================================
  Ratio of expenses to average net assets...............       1.20%       1.11%       1.11%       1.19%       1.09%
                                                            =======================================================
  Ratio of net investment income to average net assets         2.41%       2.99%       3.37%       3.49%       4.30%
                                                            =======================================================
  Portfolio turnover rate...............................      96.37%      58.54%      26.29%     156.83%     186.48%
                                                            =======================================================

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend
Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of any taxes that a shareholder would owe on Fund distributions.

                       See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to policies established by the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006 the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

      Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

         The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist.

      Capital account within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of certain debt instruments. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1--Summary of Significant Accounting Policies (continued):

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(e) Indemnification--The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(f) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees--Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the year ended October 31, 2006, no reimbursement was required pursuant to the Contract. For the year ended October 31, 2006, the total investment advisory fee charged to the Fund amounted to $456,512, and the Adviser received $18,000 for bookkeeping services supplied to the Fund at cost.

(b) Shareholder Administrative Servicing Fees--The Fund has entered into a shareholder administrative services agreement with Alger Shareholder Services, Inc. ("Alger Services"), to compensate Alger Services on a per account basis for its liaison and administrative oversight of transfer agent and related services. During the year ended October 31, 2006, the Fund incurred fees of $2,217 for these services provided by Alger Services.

(c) Directors' Fees--Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly.

(d) Other Transactions With Affiliates--Certain directors and officers of the Fund are directors and officers of Alger Management and Alger Services. At October 31, 2006, the Adviser and its affiliates owned 452,487 shares of the Fund.

NOTE 3--Securities Transactions:

      During the year ended October 31, 2006, purchases and sales of investment securities, excluding short-term securities, aggregated $58,357,548 and $57,792,960, respectively.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4--Components of Net Assets:

      At October 31, 2006, the Fund's net assets consisted of:

Paid-in capital.....................    $53,986,469
Undistributed net investment
 income.............................        (91,301)
Undistributed net realized gain
 (accumulated loss).................      2,533,016
Net unrealized appreciation.........      7,144,778
                                        -----------
NET ASSETS..........................    $63,572,962
                                        ===========

NOTE 5--Distributions to Shareholders:

      Distributions paid from ordinary income during the year ended October 31, 2006 and the year ended October 31, 2005 were $2,504,320 and $2,414,880, respectively.

      As of October 31, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.......    $  944,449
Undistributed long-term gain........     2,427,927
Unrealized appreciation.............     6,214,117

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of certain debt obligations.

NOTE 6--Litigaton:

      Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On December 7, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the Commission, and the settlement is subject to approval of the Commission. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

      On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

      In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identi-

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6--Litigaton (continued):

cal Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

      The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc., and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

      Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court isued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

      In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under
Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

            Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Castle Convertible Fund, Inc:

We have audited the accompanying statement of assets and liabilities of Castle Convertible Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Castle Convertible Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


December 12, 2006

CASTLE CONVERTIBLE FUND, INC.
Additional Information (Unaudited)

Directors and Officers of the Fund (Unaudited)

      Information about the Directors and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Spectra Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Director serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                      Number of Portfolios
                                                                                                        in the Alger Fund
                                                                                        Trustee              Complex
 Name, Age, Position with                                                                and/or        which are Overseen
   the Fund and Address                      Principal Occupations                   Officer Since         by Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees
Dan C. Chung (44)                President since September 2003 and                       2001                 16
 Trustee and President           Chief Investment Officer and Director
                                 since 2001 of Alger Management;
                                 President since 2003 and Director since
                                 2001 of Alger Associates, Inc.
                                 ("Associates"), Alger Shareholder
                                 Services, Inc. ("Services"), Fred Alger
                                 International Advisory S.A.
                                 ("International") (Director since 2003),
                                 Director of Fred Alger & Co., Inc. (Alger,
                                 Inc.") and Analysts Resources, Inc.
                                 ("ARI"); President of the five investment
                                 companies in the Alger Fund Complex
                                 since September 2003; Trustee/Director
                                 of four of the six investment companies
                                 in the Alger Fund Complex since 2001;
                                 senior analyst with Alger Management
                                 1998--2001.

Hilary M. Alger, CFA (44)        Trustee/Director of all of the six                       2003                 23
 Trustee                         investment companies in the Alger Fund
                                 Complex (since 2003); Director of Development,
                                 Pennsylvania Ballet since 2004; Associate
                                 Director of Development, College of Arts and
                                 Sciences and Graduate School, University of
                                 Virginia 1999--2003; Director of Development
                                 and Communications, Lenox Hill Neighborhood
                                 House 1997--99.

                                      17

                                                                                                      Number of Portfolios
                                                                                                        in the Alger Fund
                                                                                        Trustee              Complex
 Name, Age, Position with                                                                and/or        which are Overseen
   the Fund and Address                      Principal Occupations                   Officer Since         by Trustee
--------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees
Charles F. Baird, Jr. (52)       Managing Partner of North Castle Partners, a             2000                 16
 Trustee                         private equity securities group; Chairman of
                                 Equinox, Leiner Health Products, Elizabeth
                                 Arden Day Spas, Grand Expeditions of EAS;
                                 Trustee/Director of four of the six investment
                                 companies in the Alger Fund Complex.
                                 Formerly Managing Director of AEA
                                 Investors, Inc.

Roger P. Cheever (60)            Senior Associate Dean of Development,                    2000                 16
 Trustee                         Harvard University; Trustee/Director of four
                                 of the six investment companies in the
                                 Alger Fund Complex. Formerly Deputy
                                 Director of the Harvard College Fund.

Lester L. Colbert, Jr. (72)      Private investor since 1988; Trustee/                    2000                 17
 Trustee                         Director of three of the six investment
                                 companies in the Alger Fund Complex since 2000,
                                 of one since 2003, and of another since 1974.
                                 Chairman of the Board, President and Chief
                                 Executive Officer of Xidex Corporation
                                 1972--87.

Stephen E. O'Neil (73)           Attorney; Private investor since 1981; Director          1986                 23
 Trustee                         of Brown-Forman Corporation since 1978;
                                 Trustee/Director of the six investment
                                 companies in the Alger Fund Complex since the
                                 inception of each; of Counsel to the law firm
                                 of Kohler & Barnes to 1998.

Nathan E. Saint-Amand,           Medical doctor in private practice; Member               1986                 23
 M.D. (68)                       of the Board of the Manhattan Institute
 Trustee                         since 1988; Trustee/Director of each of
                                 the six investment companies in the Alger Fund
                                 Complex since the later of 1986 or its
                                 inception; formerly Co-Chairman, Special
                                 Projects Committee, Memorial Sloan Kettering.

Officers
Frederick A. Blum (52)           Executive Vice President, Chief Financial                1996                 N/A
 Treasurer                       Officer and Treasurer of  Alger, Inc.,
                                 Alger Management, ARI and Services since
                                 September 2003 and Senior Vice President prior
                                 thereto; Executive Vice

                                      18

                                                                                                      Number of Portfolios
                                                                                                        in the Alger Fund
                                                                                        Trustee              Complex
 Name, Age, Position with                                                                and/or        which are Overseen
   the Fund and Address                      Principal Occupations                   Officer Since         by Trustee
--------------------------------------------------------------------------------------------------------------------------
                                 President of Associates since September 2003;
                                 Treasurer or Assistant Treasurer of each of the
                                 six investment companies in the Alger Fund
                                 Complex since the later of 1996 or its
                                 inception; Director of SICAV and International
                                 and Chairman of the Board (and prior thereto
                                 Senior Vice President) since 2003.

Hal Liebes (42)                  Executive Vice President, Chief Legal                    2005                 N/A
 Secretary and Chief             Officer, Director and Secretary of Alger
 Operating Officer               Management, Chief Operating Officer,
                                 Director and Secretary of Services,
                                 Director of Associates; Executive Vice
                                 President, Chief Legal Officer and Director
                                 of Alger, Inc., Secretary of the six
                                 investment companies in the Alger Fund
                                 Complex. Formerly Chief Compliance
                                 Officer 2004--2005, AMVESCAP PLC;
                                 U.S. General Counsel 1994--2002 and
                                 Global General Counsel 2002--2004,
                                 Credit Suisse Asset Management.

Michael D. Martins (41)          Senior Vice President of Alger Management;               2005                 N/A
 Assistant Treasurer             Assistant Treasurer of the six investment
                                 companies in the Alger Fund Complex
                                 since 2004. Formerly Vice President,
                                 Brown Brothers Harriman & Co.
                                 1997--2004.

Lisa A. Moss (41)                Vice President and Assistant General                     2006                 N/A
 Assistant Secretary             Counsel of Alger Management since
                                 June 2006. Formerly, Director of Merrill
                                 Lynch Investment Managers, L.P. from
                                 2005--2006; Assistant General Counsel
                                 of AIM Management, Inc. from 1995--2005.

Barry J. Mullen (53)             Senior Vice President and Chief                          2006                 N/A
 Chief Compliance                Compliance Officer of Alger Management
 Officer                         since May 2006. Formerly, Director of BlackRock,
                                 Inc. from 2004--2006; Vice President of J.P.
                                 Morgan Investment Management from 1996--2004.

      Ms. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. No Director is a director of any public company except as may be indicated under "Principal Occupations."

Investment Management Agreement Renewal (Unaudited)

      At an in-person meeting held on September 12, 2006, the Directors, including the Independent Directors, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

      In evaluating the New Investment Advisory Agreement, the Directors drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Fund. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Directors based on the Callan materials.

      In deciding whether to approve the New Investment Management Agreement, the Directors considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

      Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to the New Investment Management Agreement, the Directors relied on their prior experience as Directors of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreement. They noted that under each Advisory Agreement Alger Management is responsible for managing the investment operations of the Fund. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Directors reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. The Directors concluded that Alger Management's experience, resources and strength in those areas of importance to the Fund are considerable. The Directors considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund. The Directors also considered data provided by Callan comparing the Fund's advisory fee and expense ratio with those of other convertible securities funds and noted that at June 30, 2006 the advisory fee was three basis points greater than the median fee, while the expense ratio fell well below the median.

      Transfer of Ownership of Alger Associates. The Directors assessed the implications of the pending transfer of ownership of Alger Associates for Alger Management and its ability to continue to provide services to the Fund of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices. The Board also considered that the New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to the Current Investment Advisory Agreement, except for the time periods covered by the agreements and that the Fund would be permitted to authorize Alger Management to select affiliated brokers to effect portfolio transactions on behalf of the Fund.

      Investment Performance of the Fund. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Directors by Alger Management throughout the preceding year, the Directors noted that the Fund's performance had improved substantially since the assumption of responsibility for the Fund by its current portfolio manager. The Fund's performance for 2005 had been excellent. As to the Fund's recent performance, they noted that for the 6-month period ended June 30, 2006, the Fund lagged its benchmark and placed slightly below the median for its peers, but placed extremely high among its peers and beat its benchmark index by a significant margin for the quarter ended June 30, 2006. The Directors acknowledged the ongoing efforts by Alger Management to improve the Fund's performance.

      Profitability to Alger Management and its Affiliates. The Directors considered the profitability of the Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Directors reviewed previously-provided data on the Fund's profitability to Alger Management and its affiliates for the 12-month period ended June 30, 2006. The Directors discussed the methodologies used in computing the costs that formed the bases of the profitability calculations with representatives of Alger Management and Callan and then turned to the data provided. They concluded that, while both Alger Management and its affiliate, Alger Shareholder Services, Inc., had profited from their relationships with the Fund, the profit margins in both cases were not unacceptably high.

      Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Directors determined that the nature of the Fund and its operations is such that Alger Management may realize economies of scale in the management of the Fund at some point if it grows in size, but that in light of the comparatively small size of the Fund and the likelihood that the Fund's size will not increase dramatically in the near term, adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Directors requested that Alger Management address this topic with the Board at future meetings.

      Other Benefits to Alger Management. The Directors next considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Shareholder Services, Inc. receives a small amount of fees from the Fund under a shareholder services agreement, which they had already considered in connection with their review of the profitability to Alger Management and its affiliates of their relationship with the Fund. As to other benefits received, the Directors decided that none were so significant as to render the Adviser's fee excessive.

      At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

o The Board determined that the pending transfer of ownership of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not adversely affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

o     The Board was satisfied with the Fund's overall performance.

o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management from the relationship with the Fund.

o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Tax Information (Unaudited)

         In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2006, 41.1% dividends paid from ordinary income qualified for the dividends received deduction for corporations. For the year ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $2,504,320.

      Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Proxy Voting Policies

      A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling 1-800-992-3863 or by accessing the SEC's website at http://www.sec.gov.

Quarterly Fund Holdings

      The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling 1-800-992-3863.

Castle Convertible Fund, Inc.


Investment Adviser

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003
-------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Computershare Financial Services
P.O. Box 43010 Providence, RI 02940-3010
-------------------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.
-------------------------------------------------------

Go Paperless with Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.


 Castle Convertible Fund, Inc.


                                 Annual Report
                                October 31, 2006


ITEM 2. CODE OF ETHICS.

      (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      (b)   Not applicable.

      (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (e)   Not applicable.

      (f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Directors of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" director - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      a)    Audit Fees:
                  October 31, 2006      $24,610
                  October 31, 2005      $23,600

      b)    Audit-Related Fees: NONE

      c)    Tax Fees for tax advice, tax compliance and tax planning:
                  October 31, 2006       $3,620
                  October 31, 2005       $3,470

      d)    ALL Other Fees:
                  October 31, 2006      $21,000
                  October 31, 2005      $17,750

            Other fees include a debt analysis review and a review of the semi-annual financial statements.

      e) 1) Audit Committee Pre-Approval Policies And Procedures:

            Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

         2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

      f)    Not Applicable

      g)    Non-Audit Fees:

                  October 31, 2006      $217,212 and 26,884 Euros
                  October 31, 2005      $201,831 and 56,050 Euros

      h) The audit committee of the board of directors has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      (a) The Registrant has a separately designated audit committee. The members of the audit committee are: Lester L. Colbert, Jr., Stephen
            E. O'Neil and Nathan E. Saint-Amand.

      (b)   Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

            Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      The Registrant has adopted the following Proxy Voting Policies and Procedures of its investment adviser, Fred Alger Management, Inc.

      Fred Alger Management, Inc.
      Proxy Voting Policies and Procedures

      I. Overview
         --------

      Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients' accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients' best interests.

      Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients' accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

      Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

      II. Proxy Voting Process
          --------------------

      The Senior Vice President of Alger's Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

      Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients' accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients' specific voting guidelines based on ISS' recommendations or delegates the voting authority to ISS, based on the clients' instructions. Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger's request.

      III. Conflicts of Interest
           ---------------------

      ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients' best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger's Senior Vice President of Compliance, Alger's Senior Vice President of Account Administration and an Alger Senior Analyst.

      The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger's clients. Additionally, Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

      IV. Client Disclosure
          -----------------

      Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger's Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

      V. Proxy Voting Guidelines
         -----------------------

      The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy-voting decisions for client accounts.

      1. Operational Issues

      Adjourn Meeting:
      Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

      Amend Quorum Requirements:
      Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

      Amend Minor Bylaws:
      Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

      Change Company Name:
      Vote FOR proposals to change the corporate name.

      Change Date, Time or Location of Annual Meeting:
      Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

      Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

      Ratifying Auditors:
      Vote FOR proposals to ratify auditors, unless any of the following apply:
         o An auditor has a financial interest in or association with the company and is, therefore, not independent
         o  Fees for non-audit services are excessive, or
         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position

      Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

      Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

      Transact Other Business:
      Vote AGAINST proposals to approve other business when it appears as a voting item.

      2. Board of Directors Issues:

      Voting on Director Nominees in Uncontested Elections:
      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

         o Attend less than 75 percent of the board and committee meetings without a valid excuse
         o  Implement or renew a dead-hand or modified dead-hand poison pill
         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
         o Failed to act on takeover offers where the majority of the shareholders tendered their shares
         o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
         o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees
         o Are audit committee members and the non-audit fees paid to the auditor are excessive

      In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

      Age Limits:
      Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

      Board Size:
      Vote FOR proposals seeking to fix the board size or designate a range for the board size.

      Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      Classification/Declassification of the Board:
      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.

      Cumulative Voting:
      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

      Director and Officer Indemnification and Liability Protection:
      Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

      Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

      Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

      Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

         o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
         o  Only if the director's legal expenses would be covered

      Establish/Amend Nominee Qualifications:
      Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

      Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

      Vote AGAINST shareholder proposals requiring two candidates per board seat.

      Filling Vacancies/Removal of Directors:
      Vote AGAINST proposals that provide that directors may be removed only for cause.

      Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

      Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      Independent Chairman (Separate Chairman/CEO):
      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
         o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
         o  Majority of independent directors on board
         o  All-independent key committees
         o  Committee chairpersons nominated by the independent directors
         o CEO performance reviewed annually by a committee of outside directors
         o  Established governance guidelines
         o  Company performance

      Majority of Independent Directors/Establishment of Committees:

      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      Stock Ownership Requirements:
      Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

      Term Limits:
      Vote AGAINST shareholder proposals to limit the tenure of outside directors.

      3. Proxy Contest Issues

      Voting for Director Nominees in Contested Elections:
      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
         o Long-term financial performance of the target company relative to its industry; management's track record
         o  Background to the proxy contest
         o  Qualifications of director nominees (both slates)
         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

      Reimbursing Proxy Solicitation Expenses:
      Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BYCASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

      Confidential Voting:
      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.

      4. Anti-Takeover Defenses and Voting Related Issues

      Advance Notice Requirements for Shareholder Proposals/Nominations:
      Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      Amend Bylaws Without Shareholder Consent:
      Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

      Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      Poison Pills:
      Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

      Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

      Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

      Shareholder Ability to Act by Written Consent:
      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.

      Shareholder Ability to Call Special Meetings:
      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      Supermajority Vote Requirements:
      Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote equirements.

      5. Mergers and Corporate Restructuring Issues

      Appraisal Rights:
      Vote FOR proposals to restore or provide shareholders with rights of appraisal.

      Asset Purchases:
      Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
         o  Purchase price
         o  Fairness opinion
         o  Financial and strategic benefits
         o  How the deal was negotiated
         o  Conflicts of interest
         o  Other alternatives for the business
         o  Noncompletion risk

      Asset Sales:

      Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
         o  Impact on the balance sheet/working capital
         o  Potential elimination of diseconomies
         o  Anticipated financial and operating benefits
         o  Anticipated use of funds
         o  Value received for the asset
         o  Fairness opinion
         o  How the deal was negotiated
         o  Conflicts of interest

      Bundled Proposals:

      Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

      Conversion of Securities:

      Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

      Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans:

      Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
         o  Dilution to existing shareholders' position
         o  Terms of the offer
         o  Financial issues
         o  Management's efforts to pursue other alternatives
         o  Control issues
         o  Conflicts of interest

      Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Formation of Holding Company:
      Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
         o  The reasons for the change
         o  Any financial or tax benefits
         o  Regulatory benefits
         o  Increases in capital structure
         o  Changes to the articles of incorporation or bylaws of the company

      Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
         o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
         o  Adverse changes in shareholder rights

      Going Private Transactions (LBOs and Minority Squeezeouts):
      Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

      Joint Ventures:
      Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

      Liquidations:
      Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

      Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
      Acquisition:
      Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
         o Prospects of the combined company; anticipated financial and operating benefits
         o  Offer price o Fairness opinion
         o  How the deal was negotiated
         o  Changes in corporate governance
         o  Change in the capital structure
         o  Conflicts of interest

      Private Placements/Warrants/Convertible Debentures:
      Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

      Spin-Offs:

      Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:
         o  Tax and regulatory advantages
         o  Planned use of the sale proceeds o Valuation of spin-off
         o  Fairness opinion
         o  Benefits to the parent company
         o  Conflicts of interest
         o  Managerial incentives
         o  Corporate governance changes
         o  Changes in the capital structure

      Value Maximization Proposals:
      Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

      6. State of Incorporation Issues
      Control Share Acquisition Provisions:

      Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

      Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

      Vote FOR proposals to restore voting rights to the control shares.

      Control Share Cashout Provisions:
      Vote FOR proposals to opt out of control share cashout statutes.

      Disgorgement Provisions:
      Vote FOR proposals to opt out of state disgorgement provisions.

      Fair Price Provisions:
      Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      Freezeout Provisions:
      Vote FOR proposals to opt out of state freezeout provisions.

      Greenmail:
      Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      Reincorporation Proposals:
      Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      Stakeholder Provisions:
      Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

      State Anti-Takeover Statutes:
      Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

      7. Capital Structure Issues

      Adjustments to Par Value of Common Stock:
      Vote FOR management proposals to reduce the par value of common stock.

      Common Stock Authorization:
      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

      Dual-Class Stock:
      Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
         o It is intended for financing purposes with minimal or no dilution to current shareholders
         o It is not designed to preserve the voting power of an insider or significant shareholder

      Issue Stock for Use with Rights Plan:
      Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      Preemptive Rights:
      Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

      Preferred Stock:
      Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock).

      Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

      Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

      Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

      Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

      Recapitalization:
      Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

      Reverse Stock Splits:
      Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

      Vote FOR management proposals to implement a reverse stock split to avoid delisting.

      Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BYCASE basis using a model developed by ISS.

      Share Repurchase Programs:
      Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      Stock Distributions: Splits and Dividends:
      Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

      Tracking Stock:
      Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

      8. Executive and Director Compensation Issues

      Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS' methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

      ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
         o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
         o  Cash compensation, and
         o  Categorization of the company as emerging, growth or mature

      These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

      Director Compensation:
      Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

      Stock Plans in Lieu of Cash:
      Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

      Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

      Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

      Director Retirement Plans:
      Vote AGAINST retirement plans for nonemployee directors.

      Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

      Management Proposals Seeking Approval to Reprice Options:
      Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
         o  Historic trading patterns
         o  Rationale for the repricing
         o  Value-for-value exchange
         o  Option vesting
         o  Term of the option
         o  Exercise price
         o  Participation

      Employee Stock Purchase Plans:
      Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

      Vote FOR employee stock purchase plans where all of the following apply:
         o  Purchase price is at least 85 percent of fair market value
         o  Offering period is 27 months or less, and
         o  Potential voting power dilution (VPD) is ten percent or less

      Vote AGAINST employee stock purchase plans where any of the following apply:
         o  Purchase price is less than 85 percent of fair market value, or
         o  Offering period is greater than 27 months, or
         o  VPD is greater than ten percent

      Incentive Bonus Plans and Tax Deductibility Proposals:
      (OBRA-Related Compensation Proposals)
      Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
      Section 162(m).

      Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

      Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASEBY-CASE basis using a proprietary, quantitative model developed by ISS.

      Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

      Employee Stock Ownership Plans (ESOPs):
      Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

      401(k) Employee Benefit Plans:
      Vote FOR proposals to implement a 401 (k) savings plan for employees.

      Shareholder Proposals Regarding Executive and Director Pay:
      Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

      Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

      Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

      Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

      Option Expensing:
      Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

      Performance-Based Stock Options:
      Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:
         o  Whether the proposal mandates that all awards be performance-based
         o Whether the proposal extends beyond executive awards to those of lower-ranking employees
         o Whether the company's stock-based compensation plans meet ISS' SVT criteria and do not violate ISS' repricing guidelines

      Golden and Tin Parachutes:
      Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
         o The parachute should be less attractive than an ongoing employment opportunity with the firm
         o  The triggering mechanism should be beyond the control of management
         o The amount should not exceed three times base salary plus guaranteed benefits

      9. Social and Environmental Issues
      Consumer Issues and Public Safety
      ---------------------------------

      Animal Rights
      Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
         o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)
         o The availability and feasibility of alternatives to animal testing to ensure product Safety, and
         o The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
         o The company has already published a set of animal welfare standards and monitors compliance
         o The company's standards are comparable to or better than those of peer firms, and
         o There are no serious controversies surrounding the company's treatment of animals

      Drug Pricing:
      Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
         o  Whether the proposal focuses on a specific drug and region
         o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness
         o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
         o  Whether the company already limits price increases of its products
         o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
         o  The extent that peer companies implement price restraints

      Genetically Modified Foods:
      Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
         o  The costs and feasibility of labeling and/or phasing out
         o The nature of the company's business and the proportion of it affected by the proposal
         o The proportion of company sales in markets requiring labeling or GMO-free products
         o  The extent that peer companies label or have eliminated GMOs
         o Competitive benefits, such as expected increases in consumer demand for the company's products
         o The risks of misleading consumers without federally mandated, standardized labeling
         o  Alternatives to labeling employed by the company

      Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

      Vote AGAINST proposals to completely phase out GMOs from the company's products.

      Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology.

      Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
         o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
         o  The extent that peer companies have eliminated GMOs
         o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
         o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
         o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

      Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

      Handguns:
      Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

      Predatory Lending:
      Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
         o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
         o Whether the company has adequately disclosed the financial risks of its subprime business
         o Whether the company has been subject to violations of lending laws or serious lending controversies
         o  Peer companies' policies to prevent abusive lending practices

      Tobacco:
      Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

      Second-hand smoke:
         o Whether the company complies with all local ordinances and regulations
         o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
         o  The risk of any health-related liabilities

      Advertising to youth:
         o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
         o Whether the company has gone as far as peers in restricting advertising
         o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
         o Whether restrictions on marketing to youth extend to foreign countries

      Cease production of tobacco-related products or avoid selling products to tobacco companies:
         o  The percentage of the company's business affected
         o The economic loss of eliminating the business versus any potential tobacco-related liabilities

      Spin-off tobacco-related businesses:
         o  The percentage of the company's business affected
         o  The feasibility of a spin-off
         o Potential future liabilities related to the company's tobacco business

      Stronger Product Warnings:
      Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

      Investment in Tobacco Stocks:
      Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

      Environment and Energy
      ----------------------
      Arctic National Wildlife Refuge:
      Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
         o  Whether there are publicly available environmental impact reports
         o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and
         o  The current status of legislation regarding drilling in ANWR

      CERES Principles:
      Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
         o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
         o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills Environmentally conscious practices of peer companies, including endorsement of CERES
         o  Costs of membership and implementation

      Environmental Reports:
      Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

      Global Warming:
      Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
         o  The company's level of disclosure lags that of its competitors, or
         o The company has a poor environmental track record, such as violations of federal and state regulations

      Recycling:
      Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
         o  The nature of the company's business and the percentage affected
         o  The extent that peer companies are recycling
         o  The timetable prescribed by the proposal
         o  The costs and methods of implementation
         o Whether the company has a poor environmental track record, such as violations of federal and state regulations

      Renewable Energy:
      Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
         o  The nature of the company's business and the percentage affected
         o The extent that peer companies are switching from fossil fuels to cleaner sources
         o  The timetable and specific action prescribed by the proposal
         o  The costs of implementation
         o  The company's initiatives to address climate change
      Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

      General Corporate Issues
      ------------------------
      Link Executive Compensation to Social Performance:
      Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
         o  The relevance of the issue to be linked to pay
         o The degree that social performance is already included in the company's pay structure and disclosed
         o The degree that social performance is used by peer companies in setting pay
         o Violations or complaints filed against the company relating to the particular social performance measure
         o Artificial limits sought by the proposal, such as freezing or capping executive pay
         o  Independence of the compensation committee
         o  Current company pay levels

      Charitable/Political Contributions:
      Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
         o The company is in compliance with laws governing corporate political activities, and
         o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive

      Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

      Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

      Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

      Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

      Labor Standards and Human Rights
      --------------------------------

      China Principles:
      Vote AGAINST proposals to implement the China Principles unless:
         o There are serious controversies surrounding the company's China operations, and
         o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

      Country-Specific Human Rights Reports:
      Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
         o  The nature and amount of company business in that country
         o  The company's workplace code of conduct
         o  Proprietary and confidential information involved
         o  Company compliance with U.S. regulations on investing in the country
         o  Level of peer company involvement in the country

      International Codes of ConductNendor Standards:
      Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
         o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
         o Agreements with foreign suppliers to meet certain workplace standards
         o  Whether company and vendor facilities are monitored and if so, how
         o  Company participation in fair labor organizations
         o  Type of business
         o  Proportion of business conducted overseas
         o  Countries of operation with known human rights abuses
         o Whether the company has been recently involved in significant labor and human rights controversies or violations
         o  Peer company standards and practices
         o  Union presence in company's international factories

      Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
         o The company does not operate in countries with significant human rights violations
         o The company has no recent human rights controversies or violations, or
         o The company already publicly discloses information on its vendor standards compliance

      MacBride Principles:
      Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
         o Company compliance with or violations of the Fair Employment Act of 1989
         o Company antidiscrimination policies that already exceed the legal requirements
         o  The cost and feasibility of adopting all nine principles
         o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
         o  The potential for charges of reverse discrimination
         o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
         o  The level of the company's investment in Northern Ireland
         o  The number of company employees in Northern Ireland
         o  The degree that industry peers have adopted the MacBride Principles
         o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

      Military Business
      -----------------

      Foreign Military Sales/Offsets:

      Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

      Landmines and Cluster Bombs:
      Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
         o  Whether the company has in the past manufactured landmine components
         o  Whether the company's peers have renounced future production

      Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
         o  What weapons classifications the proponent views as cluster bombs
         o Whether the company currently or in the past has manufactured cluster bombs or their components
         o  The percentage of revenue derived from cluster bomb manufacture
         o  Whether the company's peers have renounced future production

      Nuclear Weapons:
      Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company's business.

      Spaced-Based Weaponization:
      Generally vote FOR reports on a company's involvement in spaced-based weaponization, unless:
         o  The information is already publicly available, or
         o  The disclosures sought could compromise proprietary information

      Workplace Diversity
      -------------------

      Board Diversity:

      Generally vote FOR reports on the company's efforts to diversify the board, unless:
         o The board composition is reasonably inclusive in relation to companies of similar size and business, or
         o The board already reports on its nominating procedures and diversity initiatives

      Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
         o  The degree of board diversity
         o  Comparison with peer companies
         o  Established process for improving board diversity
         o  Existence of independent nominating committee
         o  Use of outside search firm
         o  History of EEO violations

      Equal Employment Opportunity (EEO):
      Generally vote FOR reports outlining the company's affirmative action initiatives, unless all of the following apply:
         o  The company has well-documented equal opportunity programs
         o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
         o  The company has no recent EEO-related violations or litigation

      Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

      Glass Ceiling:
      Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
         o The composition of senior management and the board is fairly inclusive
         o The company has well-documented programs addressing diversity initiatives and leadership development
         o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
         o The company has had no recent, significant EEO-related violations or litigation

      Sexual Orientation:
      Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
         o Whether the company's EEO policy is already in compliance with federal, state and local laws
         o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
         o  The industry norm for including sexual orientation in EEO statements
         o Existing policies in place to prevent workplace discrimination based on sexual orientation

      Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

      10. Mutual Fund Proxy Issues
      Election of Directors:
      Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
         o  Board structure
         o  Director independence and qualifications
         o  Attendance at board and committee meetings

      Votes should be withheld from directors who:
         o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
         o Ignore a shareholder proposal that is approved by a majority of shares outstanding
         o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
         o Are interested directors and sit on the audit or nominating committee, or
         o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

      Convert Closed-end Fund to Open-end Fund:
      Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
         o  Past performance as a closed-end fund
         o  Market in which the fund invests
         o  Measures taken by the board to address the discount
         o  Past shareholder activism, board activity
         o  Votes on related proposals

      Proxy Contests:
      Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
         o  Past performance relative to its peers
         o  Market in which fund invests
         o  Measures taken by the board to address the issues
         o Past shareholder activism, board activity and votes on related proposals
         o  Strategy of the incumbents versus the dissidents
         o  Independence of directors
         o  Experience and skills of director candidates
         o  Governance profile of the company
         o  Evidence of management entrenchment

      Investment Advisory Agreements:
      Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
         o  Proposed and current fee schedules
         o  Fund category/investment objective
         o  Performance benchmarks
         o  Share price performance compared to peers
         o  Resulting fees relative to peers
         o  Assignments (where the adviser undergoes a change of control)

      Approve New Classes or Series of Shares:
      Vote FOR the establishment of new classes or series of shares.

      Preferred Stock Proposals:
      Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
         o  Stated specific financing purpose
         o  Possible dilution for common shares
         o  Whether the shares can be used for anti-takeover purposes

      1940 Act Policies:
      Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
         o  Potential competitiveness
         o  Regulatory developments
         o  Current and potential returns
         o  Current and potential risk

      Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

      Change Fundamental Restriction to Nonfundamental Restriction:
      Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
         o  The fund's target investments
         o  The reasons given by the fund for the change
         o  The projected impact of the change on the portfolio

      Change Fundamental Investment Objective to Nonfundamental:
      Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

      Name Change Proposals:
      Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
         o  Political/economic changes in the target market
         o  Consolidation in the target market
         o  Current asset composition

      Change in Fund's Subclassification:
      Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors:
         o  Potential competitiveness
         o  Current and potential returns
         o  Risk of concentration
         o  Consolidation in target industry

      Disposition of Assets/Termination/Liquidation:
      Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
         o  Strategies employed to salvage the company
         o  The fund's past performance
         o  Terms of the liquidation

      Changes to the Charter Document:
      Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
         o  The degree of change implied by the proposal
         o  The efficiencies that could result
         o  The state of incorporation
         o  Regulatory standards and implications

      Vote AGAINST any of the following changes:
         o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
         o Removal of shareholder approval requirement for amendments to the new declaration of trust
         o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
         o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
         o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
         o Removal of shareholder approval requirement to change the domicile of the fund

      Change the Fund's Domicile:
      Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
         o  Regulations of both states
         o  Required fundamental policies of both states
         o  Increased flexibility available

      Authorize the Board to Hire and Terminate Subadvisors Without Shareholder
      Approval:
      Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

      Distribution Agreements:
      Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
         o  Fees charged to comparably sized funds with similar objectives
         o  The proposed distributor's reputation and past performance
         o  The competitiveness of the fund in the industry
         o  Terms of the agreement

      Master-Feeder Structure:
      Vote FOR the establishment of a master-feeder structure.

      Mergers:
      Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
         o  Resulting fee structure
         o  Performance of both funds
         o  Continuity of management personnel
         o Changes in corporate governance and their impact on shareholder rights

      Shareholder Proposals to Establish Director Ownership Requirement:
      Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

      Shareholder Proposals to Reimburse Proxy Solicitation Expenses:
      Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BYCASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

      Shareholder Proposals to Terminate Investment Adviser:
      Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:
         o  Performance of the fund's NAV
         o  The fund's history of shareholder relations
         o  The performance of other funds under the adviser's management

      V. How to Obtain Further Information
      ------------------------------------

      Clients may obtain Fred Alger Management, Inc.'s Proxy Voting Policies and Procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      (a) (1) Name - John A. Curry

              Title - Vice President, Portfolio Manager

              Length of Service - 2 years

              Business Experience Last 5 Years - John Curry is Vice President and Portfolio Manager responsible for the fixed-income portion of Alger's Balanced Funds. He is also the Portfolio Manager of the Alger Money Market Fund and the Castle Convertible Fund. John joins Alger after serving as Vice President at Janney Montgomery Scott, LLC and as Portfolio Manager of Whitehall Asset Management's fixed-income institutional and retail assets. During his tenure at Whitehall, from March 1999-March 2003, John was responsible for credit selection, portfolio structure and duration determinations across all fixed-income sectors.

              Information is as of - January 01, 2006

      (a) (2) (i) John A. Curry

      (a) (2) (ii) (A) Registered Management Investment Companies

                  The portfolio manager is responsible for 4 additional
            Registered Management Companies and manages $289,197,336.6 in total assets.

                  (B) Other Pooled Investment Vehicles

                  Not Applicable

                  (C) Other Accounts

                  The portfolio manager is responsible for 4 accounts with total assets of $17,574,423.24.

      (a) (2) (iii)

                  Not Applicable

      (a) (2) (iv)

                  Not Applicable

      (a) (3) The firms investment professionals are compensated through salary and incentive bonuses. Portfolio Managers receive an incentive bonus that is based upon individual productivity, their overall contribution to the firm's efforts and the performance of our investment products. Portfolio Manager compensation is not fixed, nor is it based on pre- or after-tax performance, nor is any benchmark index used in its determination.

      (a) (4)

                  Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      None

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

      (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's last fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a) (1) Code of Ethics as Exhibit 99.CODE ETH

      (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

      (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Castle Convertible Fund, Inc.

By:  /s/Dan C. Chung
     Dan C. Chung
     President

Date: December 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/Dan C. Chung
     Dan C. Chung
     President

Date: December 20, 2006

By:  /s/Frederick A. Blum
     Frederick A. Blum
     Treasurer

Date: December 20, 2006